UNIVERSAL AMERICAN FINANCIAL CORP.


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 28, 1998





To the Stockholders of
UNIVERSAL AMERICAN FINANCIAL CORP.


        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of UNIVERSAL AMERICAN FINANCIAL CORP. will be held at The Chemists' Club, 40 West 45th Street, New York, New York 10036, at 10 A.M. on May 28, 1998, or at any adjournment thereof (the "Annual Meeting"), for the following purposes:


        1. To re-elect three Class III Directors whose terms will expire in 2001 and to elect one new Class II Director to replace a retiring Class II Director whose term will expire in 2000.

        2. To consider and act upon the Company's proposed 1998 Incentive Compensation Plan.

        3. To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.


        Only stockholders of record at the close of business on April 17, 1998 will be entitled to vote at the Annual Meeting.

IF YOU DO NOT EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT YOUR SHARES MAY BE VOTED FOR YOU AS SPECIFIED.


                                              By Order of the Board of Directors




                                                          JOAN M. FERRARONE
                                                          Secretary


Dated:  April 27, 1998
        Rye Brook, New York

                          UNIVERSAL AMERICAN FINANCIAL CORP.

                                Six International Drive
                            Rye Brook, New York 10573-1068

                             --------------------------
                                    PROXY STATEMENT

                                          FOR

                            ANNUAL MEETING OF STOCKHOLDERS

                                     MAY 28, 1998
                             --------------------------

        The Annual Meeting of Stockholders of UNIVERSAL AMERICAN FINANCIAL CORP. (the "Company") will be held at The Chemists' Club, 40 West 45th Street, New York, New York 10036, at 10 A.M. on May 28, 1998 for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This statement is furnished in connection with the solicitation by the Company of proxies to be used at the Annual Meeting or at any and all adjournments of such meeting.

        If a proxy in the accompanying form is duly executed and returned, the shares represented by such proxy will be voted as specified. Any person executing the proxy may revoke it prior to its exercise either by letter directed to the Company at its principal executive office, Six International Drive Rye Brook, New York 10573 or in person at the Annual Meeting. The approximate date on which this Proxy Statement and the accompanying proxy first will be sent or given to stockholders is April 27, 1998.

Voting Rights

        On April 17, 1998 (the "Record Date"), the Company had outstanding three classes of voting securities, namely 7,475,684 shares of Common Stock, $.01 par value, 400 shares of Series B Preferred Stock and 45,680 shares of Series C-1 Preferred Stock. Holders of the Common Stock are entitled to one vote for each share registered in their names at the close of business on the Record Date. Holders of the Series B Preferred Stock and the Series C-1 Preferred Stock are each entitled (i) to elect one director voting as a class and (ii) to vote together with the holders of the Common Stock on all other matters as if the 400 shares of Series B Preferred Stock had been converted into 1,777,777 shares of Common Stock and as if the shares of Series C-1 Preferred Stock had been converted into 1,923,368 shares of Common Stock

            SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information as of April 17, 1998 as to the number of shares of Common Stock beneficially owned by (i) each person known by the Company to own beneficially more than 5% of the Company's Common Stock ("5% Holder"), (ii) each person who is a Director of the Company or a nominee for election as such Director, and (iii) all persons as a group who are Directors or a nominee for election as such Director and Officers of the Company, and as to the percentage of outstanding shares held by them on that date. Unless otherwise indicated, each such beneficial owner holds the sole voting and investment power with respect to shares of Common Stock outstanding. The Company's Common Stock and its Series B and C-1 Preferred Stocks are the only classes of voting securities outstanding. Wand/Universal Investments I L.P. and Wand/Universal Investments II L.P. own all of the issued and outstanding

Series B Preferred  Stock.  The Series C-1 Preferred  Stock is owned as follows:
UAFC, L.P., 53%; Richard A. Barasch, his wife and children, 12%; other directors, officers and consultants of the Company and its subsidiaries, 18%.; and principals and employees of Ameri-Life & Health Services, Inc. (a general agency of the company), 17%.


                                                                    Beneficial Ownership(a)
                                                                 -------------------------------
                                                                     Number of         Percent
Name and Address of Beneficial Owner                  Status           Shares          Of Class
-------------------------------------------------    ----------  -------------------   ---------

Barasch Associates Limited Partnership ("BALP")      5% Holder      3,892,588 (b)(c)     39.39%
c/o Richard Barasch
Six International Drive
Rye Brook, New York 10573

Wand/Universal Investments I L.P. and                5% Holder      1,777,777 (c)(d)     19.21%
Wand/Universal Investments II L.P.
(collectively, "WAND")
630 Fifth Avenue
New York, NY  10111

UAFC, L.P.                                           5% Holder      1,010,526 (e)        11.91%
30 North LaSalle Street
Chicago, Illinois 60602

Midland National Life Insurance Company              5% Holder        671,807             8.99%
("Midland")
One Midland Plaza
Sioux Falls, SD  57193

Marvin Barasch                                       Director         218,432 (f)         2.90%
Six International Drive
Rye Brook, New York 10573

Michael Barasch                                      Director          68,053 (f)             *
11 Park Place
New York, NY 10007

Richard A. Barasch                                   Director         696,370 (f)         8.83%
Six International Drive
Rye Brook, New York 10573

Stuart Becker                                        Director          17,000                 *
551 Madison Avenue
New York, NY  10022

David F. Bolger                                      Director         504,000             6.74%
79 Chestnut Street
Ridgewood, NJ  07450


                                       3

Mark M. Harmeling                                    Director          12,000                 *
108 Chestnut Street
North Reading, MA 01864

Bertram Harnett                                      Director          73,105 (f)         1.00%
105 East Palmetto Park Road
Boca Raton, FL 33432

Walter L. Harris                                     Director          14,000 (f)             *
320 West 57th Street
New York, NY  10019

Harry B. Henshel                                     Director          97,500             1.30%
One Bulova Avenue
Woodside, NY  11377

Patrick J. McLaughlin                                Director          36,000                 *
100 Chetwynd Drive
Rosemont, PA  19010

William E. Wehner                                    5% Holder        526,553             6.86%
600 Courtland Street
Orlando, FL 32804

Richard Veed                                         Director               - (h)             *
30 North LaSalle Street
Chicago, Il 60602

Robert F. Wright  (n)                                Nominee          194,447 (f)         2.59%
57 West 57th Street
New York, New York 10019

   Directors and Officers as a Group (15 persons)                   6,914,899 (g)        63.08%



-----------
  * Percent  of  class  is less
    than 1%
(a) The Securities and Exchange Commission has defined "beneficial owner" of a security to include any person who has or shares voting power or investment power with respect to any such security or who has the right to acquire beneficial ownership of any security within 60 days. The percentages shown for each person or persons are therefore based on the 7,475,684 shares of Common Stock outstanding as of April 17, 1998 plus common stock issuable with respect to options and warrants presently exercisable and convertible preferred stock presently convertible held by such person or persons.
(b) Includes 389,560 Warrants registered under the Securities Exchange Act of 1934 (the Act"), and 2,015,760 of Warrants not registered under the Act for the purchase of shares of the Company's Common Stock owned by BALP.
(c) BALP and Wand have entered into an agreement, under which as long as Wand holds common stock issued from conversion of its Series B Convertible Preferred Stock, BALP will vote its shares for the election of one director nominated by Wand and Wand will vote its shares for BALP's nominees for the balance of the Board positions.
(d) Represents the amount of common stock potentially issuable upon conversion of the Series B Convertible Preferred Stock held by Wand.
(e) Represents the amount of common stock potentially issuable upon conversion of the Series C-1 Preferred Stock held by UAFC, L.P.
(f) Does not include any indirect ownership through BALP by Marvin Barasch, Michael A. Barasch, Richard A. Barasch, Bertram Harnett, Walter Harris and Robert F. Wright each of whom owns an interest in BALP.
(g) Includes the 3,892,588  shares of common stock  beneficially  owned by BALP.
(h) Does not include any indirect ownership through UAFC, L.P. by Richard Veed, who is a partner with AAM Capital Partners, L.P. which partnership owns an interest in UAFC, L.P.
(n) Nominee for Director to replace Stuart Becker, who is retiring as a Director.

                                      PROPOSAL I
                                 ELECTION OF DIRECTORS

           The By-Laws of the Company provide for a Board of Directors of not less than three, classified into three classes with the Directors in each class serving for three years, with the terms staggered by class so that one class is elected at each annual meeting of stockholders for a full three year term. The By-laws of the Company provide that the number of Directors shall be set by the Board of Directors and that the number of directors in each class shall be equal, or as nearly as practical. The Company's Board of Directors now consists of eleven Directors, including three Directors whose terms expire at the 1998 annual meeting of stockholders.

           The three Class III Directors whose terms expire in 1998 have been nominated for re-election and one new Class II Director has been nominated to replace a retiring Class II Director. This will result in a board consisting of eleven Directors.

CLASS I                       CLASS II                    CLASS III
To Serve Until the Annual     (To Serve Until the Annual  (To Serve Until the
Meeting of Stockholders       Meeting of Stockholders in  Annual Meeting of
in 1999)                      2000)                       Stockholders in 2001)
--------------------------   ---------------------------   --------------------
Michael A. Barasch           Richard A. Barasch            Marvin Barasch
David F. Bolger              Harry B. Henshel              Mark M. Harmeling
Walter L. Harris             Patrick J. McLaughlin (a)     Bertram Harnett
Richard Veed (b)             Robert F. Wright (n)


------------------
(a)     Elected by the holders of the Series B Preferred Stock.
(b)     Designated to represent the holders of the Series C-1 Preferred Stock.
(n)     Nominee

Director Compensation

           Directors who are not employees of the Company receive a fee of $500 for each meeting of the Board or Committee meeting attended, unless such Committee meeting is held immediately prior to or after a Board meeting, in which case a $250 fee is received for the Committee Meeting.

           In addition, in 1997 each director (other than Mr. Veed) was eligible to be granted options under the Stock Option Plan for Directors adopted at the 1992 Annual Meeting of Stockholders. On June 30, 1997, each eligible director was granted options to purchase 1,000 shares of Common Stock at an exercise price of $1.875 for a total of 8,000 options granted.

Committees of the Board of Directors

           The Board of Directors has an Audit Committee, a Transaction Committee, a Compensation Committee and an Executive Committee. The Audit Committee is empowered to consult with the Company's independent auditors with respect to their audit plans and to review their audit report and the accompanying management letters. The Transaction Committee reviews and recommends to the Board on certain capital transactions entertained by the Company. The Compensation Committee reviews and determines compensation, including incentive stock option grants, of officers of the Company. The Executive Committee has the authority to act between Board meetings on behalf of the Board, on all matters allowed by law.

        During the fiscal year ended December 31, 1997, there were four meetings of the Board of Directors, three meetings of the Audit Committee, two meetings of the Transaction Committee and one meeting of the Compensation Committee. Each incumbent director attended more than 75% of the aggregate of the total number of meetings of the Board of Directors and of the meetings of each Committee of which he was a member.

Listing of Directors

        The following table sets forth certain information concerning the directors of the Company and the nominee for election as such director.

                           Position with the Company,
                           Present Principal Occupation or Employment
Name                 Age   and Past Five-Year Employment History
------------------   --    ----------------------------------------------------
Richard A. Barasch   44    Director,  Chairman  of the Board  (since  December,
                           1997),  President and Chief Executive  Officer of the
                           Company;   Director   and   President   of   American
                           Progressive;  and  Chairman  of the Board of American
                           Pioneer,  American Exchange and WorldNet. Mr. Barasch
                           has been a  director  and  executive  officer  of the
                           Company since July, 1988, President since April, 1991
                           and Chief  Executive  Officer since June 15, 1995. He
                           has   held   his   positions   with   the   Company's
                           subsidiaries since their acquisition or organization by the Company. Term as a Director expires in 2000.

Marvin Barasch       75    Chairman Emeritus of the Company (since December,
                           1997) and Vice-Chairman of American Progressive (John
                           Adams)  since  July,   1988,   Chairman  of  American
                           Progressive since June, 1996 and a Director of American Pioneer since May, 1993. Mr. Barasch was
                           Chairman from July, 1988 to December,  1997 and Chief
                           Executive  Officer of the Company from July,  1988 to
                           June 15, 1995. He has been in the insurance business as an agent and broker for over 40 years. Term as a Director expires in 1998.

Michael A. Barasch   42    Director  of the  Company  since  July,  1988  and
                           American  Progressive  (and  its  predecessor,   John
                           Adams) from July, 1988 to June,  1995. Since February
                           1995, Mr. Barasch has been a member of the law firm of Barasch and McGarry. He was a member of the law firm of Altier and Barasch from February, 1989 to February, 1995. Term as a Director expires in 1999.

David F. Bolger      65    Director of the Company since  December,  1992.
                           Since  1966,  Mr.  Bolger  has been  Chief  Executive
                           Officer of Bolger & Co., Inc., an investment banking firm. Term as a Director expires in 1999.

Mark M. Harmeling    45    Director of the Company  since  July,  1990 and
                           Director  of  American  Progressive  since  December,
                           1992.  Mr.  Harmeling  has been Director of Sales and
                           Marketing for Spanos  Companies since June,  1997. He
                           has served as President of Bay State Realty  Advisors
                           since  January,  1994 and  previously as President of
                           Intercontinental  Real  Estate  Corporation,  a  real
                           estate  management and  development  company for more
                           than the past five  years.  Mr.  Harmeling  is also a
                           Director  of  the  following   companies:   Rochester
                           Shoetree   Corporation   (since   1988)  and  Applied
                           Extrusion   Technologies  (since  1987).  Term  as  a
                           Director expires in 1998.

Bertram Harnett      74    Elected  director  of the Company  and  American
                           Pioneer in June 1996 and had been a director of the Company previously (July 29, 1988 to February 9,
                           1989). Mr. Harnett is President of the law firm of Harnett Lesnick & Ripps P.A., Boca Raton, Florida, and its predecessors since 1988, and a practicing lawyer since 1948. He is the author of treatises on insurance law and is a former Justice of New York
                           State  Supreme  Court.  Term as a Drector  expires in
                           1998.

Walter L. Harris    46     Director of the Company since July, 1993 and of
                           American  Progressive  (and  its  predecessor,   John
                           Adams) since July, 1988. Since 1979, Mr. Harris has been President of Tanenbaum-Harber Company, Inc., a general insurance brokerage firm. Term as a Director expires in 1999.

Harry B. Henshel     77    Director of the Company since June,  1992.  Mr.
                           Henshel has been  Chairman of the Board of the Bulova
                           Corporation, a manufacturer of timepieces located in New York City, for more than the past five years. Mr.
                           Henshel is also a Director of Ponce Hotel Corporation
                           (since 1973) and Ampal Industries, Inc. (since 1983).
                           Term as a Director expires in 2000.

Patrick J. McLaughlin 39   Director  of  the  Company  since   January,   1995.
                           Mr.  McLaughlin has been Managing Director of Emerald
                           Capital   Group,   Ltd.,  an  asset   management  and
                           consulting   firm   specializing   in  the  insurance
                           industry,  since April 1993.  Prior to that he was an
                           Executive Vice President and Chief Investment Officer
                           of Life Partners Group,  Inc. (April,  1990 to April,
                           1993),   Managing   Director  of  Conning  &  Company
                           (August,   1989  to  April   1990)  and  Senior  Vice
                           President  and  Chief   Investment   Officer  of  ICH
                           Corporation (March, 1987 to August,  1989). Term as a
                           Director expires in 2000.

Richard Veed         46    Director of the Company  since April 25, 1997.
                           Mr.   Veed  has  been  a  Managing   Partner  of  AAM
                           Investment  Banking Group, Ltd. Since October,  1993.
                           Prior  to  that,   he  was   President   of  Guaranty
                           Reassurance Corp. from September, 1992 to May, 1993 and a Partner at Arthur Anderson & Co. from 1987 to
                           August,  1992.  He is  also a  Director  of  HomeVest
                           Financial  Group,  Inc.  Term as Director  expires in
                           1999.

Robert F. Wright     73    Nominee for  Director of the  Company.  Mr.  Wright
                           has been  President  of Robert  F.Wright  Associates,
                           Inc.  since  1988,  which  has  acted  as  an  active
                           consultant to the Company since 1990.  Prior to that,
                           Mr.  Wright was a partner  of the  public  accounting
                           firm of Arthur  Anderson & Co. from 1960 to 1988. Mr.
                           Wright is Director of Hanover Direct,  Inc., Reliance
                           Standard Life Insurance  Company and its  affiliates,
                           Williams  Real  Estate  Co.,Inc.   and  Norwab  North
                           American  Ltd.  He is also a  Director  of  Quandrant
                           Management, Inc. Term of Director will expire in 2000.

        Richard Barasch is Marvin Barasch's nephew. Michael Barasch is Marvin Barasch's son.

        All of the Company's officers are elected annually. The Company's Directors are elected for three-year staggered terms. All such officers and directors hold office until their successors are duly elected and qualified.

 EXECUTIVE COMPENSATION, RELATED PARTY TRANSACTIONS AND OTHER INFORMATION


Report of the Compensation Committee on Executive Compensation

        The Compensation Committee of the Board of Directors reviews and approves the compensation of the Company's executive officers (including the named executive officers listed in the management section below). The objective of the Company's compensation program is to provide a total compensation package that will enable the Company to attract, motivate and retain outstanding individuals, to align the financial interests of such individuals with the interests of the Company's shareholders and to reward such individuals for increasing levels of profit and shareholder value. The Compensation Committee is composed of three independent, non-employee members of the Board.

        In conformance with this philosophy, the Committee establishes a competitive and appropriate total compensation package for each executive officer, consisting primarily of base salary, annual bonus, stock options and restricted stock awards. These compensation components which comprise Universal's Executive Compensation Program are designed to support the success of the Company's performance, reward successful performance, align the executive officers' interests with the success of the Company and encourage management's stake in the long-term performance and success of the Company. Compensation levels are reviewed annually by the Committee relative to other life insurance companies and companies of similar size in the financial industry.

        The Committee establishes base salaries each year at a level intended to be within the competitive market range of comparable companies. Other factors considered in determining base salary include the responsibilities of the executive officer, experience, length of service and individual performance. During fiscal year 1997, base salaries of the executive officer group increased an average of 5.4%. The Committee believes that the base salaries of the current executive officers are within or below the competitive market range of comparable companies.

        The Committee awards cash bonuses to the executive officers and the criteria used to determine cash bonus levels include among other things, operating profits, new business production and expenses relative to pre-determined budgets. The executive officer group's fiscal year 1997 cash bonus was 10.2% of the group's annual base salary.

        An important component of the Company's Executive Compensation Program is the award of stock options and restricted stock. The primary purpose of this component is to assist the Company in aligning the interests of the executive officers with the interests of the Company. The Committee feels this component motivates the executive officers to remain focused on the overall long-term performance of the Company. The award of a stock option creates no financial benefit to the executive unless there is appreciation in the price of the Company's stock after the award date. The financial benefit of an award of restricted stock can not be realized by the executive officer until the restriction can be lifted from the stock, generally a minimum of two years. Total number of restricted stock and stock options awarded to the executive officer group during fiscal year 1997 amounted to 28,000 and 75,000, respectively, or 0.4% and 1.0%, respectively, of the average outstanding shares of the Company during 1997.

                                                   The Compensation Committee
                                                   Mark Harmeling, Chairman
                                                   Stuart Becker
                                                   Walter Harris

Performance Graph

           The Performance Graph compares the Company's cumulative total shareholder return on its Common Stock for the five year period between December 31, 1992 to December 31, 1997, with the cumulative total returns of The Nasdaq Stock Market ("NSM") and the Nasdaq Insurance Stocks ("NIS"). The comparison for each period assumes that $100 was invested on December 31, 1992 in each of the Company's Common Stock, the stocks included in The Nasdaq Stock Market Total Return Index and the stocks included in the Nasdaq Insurance Stocks Total Return Index.


[OBJECT OMITTED]










                              (Intentionally left blank)

MANAGEMENT

           The following table sets forth aggregate compensation paid by the Company and its subsidiaries for services rendered in all capacities to the Company and its subsidiaries for the fiscal years ended December 31, 1997, 1996 and 1995 to the Company's Chief Executive Officer and the three most highly compensated executive officers of the Company and its subsidiaries:


                              Summary Compensation Table

                                 Annual Compensation              Long-Term Compensation
                             ----------------------------   ------------------------------------
                                              Other         Restricted  Stock       All Other
                                     Annual
Name, Age and          Year   Salary   Bonus  Compensation  Stock $    Options    Compensation(2)
Principal Position                                            (1)
---------------------------------------------------------   ------------------------------------

Richard A. Barasch      1997 $325,000 $30,000      $   -     $27,500       25,000     $   2,375
(44)
President & Chief       1996  312,000   5,000          -      14,000       40,000         2,350
Executive
Officer ("CEO")         1995  300,000   5,000          -       5,750       20,000         2,310


Gary W. Bryant (48)     1997  212,000  25,000          -      22,000       20,000         2,120

Senior Vice President   1996  203,000   3,000          -       7,000       30,000         2,030
of the
Company and President   1995  195,000   3,000          -       7,875       30,000         1,731
of American Pioneer


William E. Wehner (54)  1997  155,000  15,000          -      13,750       15,000         1,550

Exec. Vice President &  1996  140,000   3,000          -       7,000       30,000         1,400

Chief Operating         1995  132,000   5,000          -      15,750       10,000         1,155
Officer,
of American
Progressive

Robert A. Waegelein     1997  141,000  15,000          -      13,750       15,000         1,410
(37)
Sr. Vice President &    1996  135,500   3,000          -       7,000       30,000         1,355
Chief Financial
Officer                 1995  130,000   3,000          -       7,875       10,000         1,322


--------------
(1) The executive officers were awarded shares of Restricted Stock of the Company on various dates. These shares are shown at the fair market value of the Company's Common Stock on the date of the award. (2) The amounts in this column represent the value of common stock of the Company contributed by the Company under the 401(k) plan to match contributions to the plan on behalf of the executive officer.

                           OPTION GRANTS IN LAST FISCAL YEAR

        The following table sets forth information with respect to options to purchase Common Stock granted to the executive officers named in the Summary Compensation Table during 1997:

                                       % of Total
                                        Options
                               Granted to Exercise
                              Options  Employees    Price   Expiration
         Name                Granted #  in 1997   ($/Share)    Date
         --------------------------------------------------------------

         Richard A. Barasch     25,000     15.02%      3.03    12/9/97
         Gary W. Bryant         20,000     12.01%      2.75    12/9/97
         William E. Wehner      15,000      9.01%      2.75    12/9/97
         Robert A. Waegelein    15,000      9.01%      2.75    12/9/97

                    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND FISCAL YEAR-END OPTION VALUES

        The following table sets forth information with respect to options to purchase Common Stock exercised by the executive officers named in the Summary Compensation Table and the number and value of options held on December 31, 1997:

                   Shares                     Number of Unexercised       Value of Unexercised Options at
                   Acquired   Value             Options at Fiscal        Fiscal Year-End( $)(2)
                   on                               Year-End
                                            --------------------------  --------------------------
Name               Exercise   Realized      Exercisable   Unexercisable Exercisable  Unexercisable
                   (#)        ($)
-----------------  ---------------------    ------------  ------------  ------------ -------------

Richard A. Barasch  20,000    30,100(1)      130,000        25,000       136,930             -

Gary W. Bryant           -         -         105,000        20,000       128,670         1,260

William E.Wehner    20,000    32,500(1)       75,000        15,000        87,480           945

Robert A.Waegelein  20,000    32,500(1)       75,000        15,000        87,480           945


--------
(1) Based on a closing price of $2.875 for the Company's common stock on the exercise date, December 16, 1997. (2) Calculated using the market price on December 31, 1997 of $2.813 per share and exercise prices ranging between $1.44 and $3.33 for exercisable options and ranging between $2.75 and $3.03 for unexercisable options.

        Incentive Stock Option Plan

        The Incentive Stock Option Plan (the "Incentive Stock Option Plan"), which was approved by the shareholders in April, 1983 and amended in May, 1987, June, 1989, June, 1994 and June, 1995, covers 1,000,000 shares of Common Stock and is intended to provide an additional means of providing incentive to executives and other "key salaried employees" of the Company (which is defined under section 422A of the Internal Revenue Code as employees of the Company and its subsidiaries).

        Within the limits of the Incentive Stock Option Plan, the Company's Board of Directors, in its discretion, determines the participants under the Incentive Stock Option Plan, the number of options to be granted under the Incentive Stock Option Plan and the purchase price and terms of each option. The price for the shares covered by each option is required to be not less than 100% of the fair market value at the date of grant. Options expire five years from the date of grant or termination and become exercisable in installments as determined by the Board of Directors commencing one year after date of grant.

        During the year ended December 31, 1997, 166,500 Incentive Stock Options were granted at exercise prices ranging between $2.00 and $3.03. Incentive Stock Options to purchase 21,000 shares of Common Stock at exercise prices ranging between $1.25 and $3.12 were canceled or expired. Incentive Stock Options to purchase 95,000 shares of common stock were exercised at prices ranging between $1.25 - $1.44. As of April 17, 1998, Incentive Stock Options to purchase 464,000 shares were exercisable, none of which have since been exercised.

401(k) Plan

        The executives named in the Summary Compensation Table, as well as substantially all full-time employees of the Company and its subsidiaries, are eligible to participate in the Universal American Financial Corp. 401(k) Savings Plan ("Savings Plan"). The Savings Plan is a voluntary contributory plan under which employees may elect to defer compensation for federal income tax purposes under Section 401(k) of the Internal Revenue Code of 1986. The employee is entitled to participate in the Savings Plan by contributing through payroll deductions up to 20% of the employee's compensation. The Company may match the employee's contribution up to 50% of the first 4% of the employee's compensation, which match will be made with Company common stock. The Company elected to match 25% of the employee's contribution in 1997 and is matching at 50% in 1998.

Certain Relationships and Related Transactions

        The Company and Wand Partners, Inc., an affiliate of Wand, entered into a financial advisory agreement, under which such Wand affiliate is to render advisory services to the Company and is to be paid a fee of $100,000 per year for such services as long as Wand owns 500,000 shares of Common Stock, or common stock equivalent, reduced by any directors' fees paid to the director designated by Wand.

        The Company paid $120,000 to AAM Capital Partners, Inc., an affiliate of UAFC, L.P., in fees for its structuring of the Series C Preferred Stock offering.

        Bertram Harnett, a director of the Company, is a shareholder in Harnett, Lesnick & Ripps P.A. of Boca Raton, Florida, which was paid $269,870 in 1997 on account of its legal services to, as well as reimbursement for disbursements made on behalf of the Company.

                                      PROPOSAL II
                           1998 INCENTIVE COMPENSATION PLAN

        The Board of Directors of the Corporation has adopted, subject to shareholder approval, the 1998 Incentive Compensation Plan (the "1998 ICP"). The 1998 ICP supersedes the Universal Holding Corp. Incentive Stock Option Plan, the Universal American Financial Corp. Stock Option Plan For Directors, and the Non-Qualified Stock Option Plan for Agents and Others (the "Preexisting Plans"), although previously granted awards will remain outstanding in accordance with their terms and the terms of the Preexisting Plans.

        The Board of Directors believes that attracting and retaining key employees is essential to the Corporation's growth and success. In addition, the Board believes that the long term success of the Corporation is enhanced by a competitive and comprehensive compensation program, which may include tailored types of incentives designed to motivate and reward such persons for outstanding service, including awards that link compensation to applicable measures of the Corporation's performance and the creation of shareholder value. Such awards will enable the Corporation to attract and retain key employees and enable such persons to acquire and/or increase their proprietary interest in the Corporation and thereby align their interests with the interests of the Corporation's shareholders. In addition, the Board has concluded that the Compensation Committee of the Board (the "Committee") should be given as much flexibility as possible to provide for annual and long term incentive awards contingent on performance.

        The following is a brief description of the material features of the 1998 ICP. Such description is qualified in its entirety by reference to the full text of the 1998 ICP, a copy of which is attached to this Proxy Statement as Exhibit A.

Types of Awards

        The 1998 ICP provides for grants of stock options, stock appreciation rights ("SARs"), restricted stock, deferred stock, other stock-related awards, and performance or annual incentive awards that may be settled in cash, stock, or other property ("Awards").

Shares Subject to the 1998 ICP; Annual Per-Person Limitations

        Under the 1998 ICP, the total number of shares of the Corporation's Common Stock reserved and available for delivery to participants in connection with Awards is (i) 1.5]million, plus (ii) the number of shares of Common Stock subject to awards under Preexisting Plans that become available (generally due to cancellation or forfeiture) after the effective date of the 1998 ICP, plus
(iii) 13% of the number of shares of Common Stock issued or delivered by the Corporation during the term of the 1998 ICP (excluding any issuance or delivery in connection with Awards, or any other compensation or benefit plan of the Corporation, or in connection with this Offering); provided, however, that the total number of shares of Common Stock with respect to which incentive stock options ("ISOs") may be granted shall not exceed 1.5 million. Any shares of Common Stock delivered under the 1998 ICP may consist of authorized and unissued shares or treasury shares.

        In addition, the 1998 ICP imposes individual limitations on the amount of certain Awards in order to comply with Section 162(m) of the Internal Revenue Code (the "Code"). Under these limitations, during any fiscal year the number of options, SARs, shares of restricted stock, shares of deferred stock, shares of Common Stock issued as a bonus or in lieu of other obligations, and other stock-based Awards granted to any one participant shall not exceed one million shares for each type of such Award, subject to adjustment in certain circumstances. The maximum cash amount that may be earned as a final annual incentive award or other annual cash Award in respect of any fiscal year by any one participant is $5 million, and the maximum cash amount that may be earned as a final performance award or other cash Award in respect of a performance period other than an annual period by any one participant on an annualized basis is $5 million.

        The Committee is authorized to adjust the number and kind of shares subject to the aggregate share limitations and annual limitations under the 1998 ICP and subject to outstanding Awards (including adjustments to exercise prices and number of shares of options and other affected terms of Awards) in the event that a dividend or other distribution (whether in cash, shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event affects the Common Stock so that an adjustment is appropriate. The Committee is also authorized to adjust performance conditions and other terms of Awards in response to these kinds of events or in response to changes in applicable laws, regulations, or accounting principles.

Eligibility

Executive officers, directors, and other officers and employees of the Corporation or any subsidiary, as well as other persons who provide services to the Corporation or any subsidiary, shall be eligible to be granted Awards under the 1998 ICP. It is anticipated that approximately 35 persons will be granted Awards under the 1998 ICP.

Administration

        The 1998 ICP will be administered by the Committee except to the extent the Board elects to administer the 1998 ICP. Subject to the terms and conditions of the 1998 ICP, the Committee is authorized to select participants, determine the type and number of Awards to be granted and the number of shares of Common Stock to which Awards will relate, specify times at which Awards will be exercisable or settleable (including performance conditions that may be required as a condition thereof), set other terms and conditions of such Awards, prescribe forms of Award agreements, interpret and specify rules and regulations relating to the 1998 ICP, and make all other determinations that may be necessary or advisable for the administration of the 1998 ICP. The 1998 ICP provides that Committee members shall not be personally liable, and shall be fully indemnified, in connection with any action, determination, or interpretation taken or made in good faith under the 1998 ICP.

Stock Options and SARs

        The Committee is authorized to grant stock options, including both ISOs that can result in potentially favorable tax treatment to the participant and non-qualified stock options (i.e, options not qualifying as ISOs), and SARs entitling the participant to receive the excess of the fair market value of a share of Common Stock on the date of exercise over the grant price of the SAR. The exercise price per share subject to an option and the grant price of an SAR is determined by the Committee, but must not be less than the fair market value of a share of Common Stock on the date of grant (except to the extent of in-the-money awards or cash obligations surrendered by the participant at the time of grant). The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs at or following termination of employment generally is fixed by the Committee, except no option or SAR may have a term exceeding ten years. Options may be exercised by payment of the exercise price in cash, Common Stock, outstanding Awards, or other property (possibly including notes or obligations to make payment on a deferred basis) having a fair market value equal to the exercise price, as the Committee may determine from time to time. Methods of exercise and settlement and other terms of the SARs are determined by the Committee.

Restricted and Deferred Stock

        The Committee is authorized to grant restricted stock and deferred stock. Restricted stock is a grant of Common Stock which may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment and/or failure to meet certain performance requirements prior to the end of a restricted period specified by the Committee. A participant granted restricted stock generally has all of the rights of a shareholder of the Corporation, including the right to vote the shares and to receive dividends thereon, unless otherwise determined by the Committee. An Award of deferred stock confers upon a participant the right to receive shares at the end of a specified deferral period, subject to possible forfeiture of the Award in the event of certain terminations of employment and/or failure to meet certain performance requirements prior to the end of a specified restricted period (which restricted period need not extend for the entire duration of the deferral period). Prior to settlement, an Award of deferred stock carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents

        The Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares, other Awards, or other property equal in value to dividends paid on a specific number of shares or other periodic payments. Dividend equivalents may be granted on a free-standing basis or in connection with another Award, may be paid currently or on a deferred basis, and, if deferred, may be deemed to have been reinvested in additional shares, Awards, or other investment vehicles specified by the Committee.

Bonus Stock and Awards in Lieu of Cash Obligations

        The Committee is authorized to grant shares as a bonus free of restrictions, or to grant shares or other Awards in lieu of obligations to pay cash under other plans or compensatory arrangements, subject to such terms as the Committee may specify.

Other Stock-Based Awards

        The 1998 ICP authorizes the Committee to grant Awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares. Such Awards might include convertible or exchangeable debt securities, other rights convertible or exchangeable into shares, purchase rights for shares, Awards with value and payment contingent upon performance of the Corporation or any other factors designated by the Committee, and Awards valued by reference to the book value of shares or the value of securities of or the performance of specified subsidiaries. The Committee determines the terms and conditions of such Awards, including consideration to be paid to exercise Awards in the nature of purchase rights, the period during which Awards will be outstanding, and forfeiture conditions and restrictions on Awards.

Performance Awards, Including Annual Incentive Awards

        The right of a participant to exercise or receive a grant or settlement of an Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. In addition, the 1998 ICP authorizes specific annual incentive awards, which represent a conditional right to receive cash, shares or other Awards upon achievement of preestablished performance goals during a specified one-year period. Performance awards and annual incentive awards granted to persons the Committee expects will, for the year in which a deduction arises, be among the Chief Executive Officer and four other most highly compensated executive officers (the "Named Executive Officers"), will, if so intended by the Committee, be subject to provisions that should qualify such Awards as "performance-based compensation" not subject to the limitation on tax deductibility by the Corporation under Code Section 162(m).

        The performance goals to be achieved as a condition of payment or settlement of a performance award or annual incentive award will consist of (i) one or more business criteria and (ii) a targeted level or levels of performance with respect to each such business criteria. In the case of performance awards intended to meet the requirements of Code Section 162(m), the business criteria used must be one of those specified in the 1998 ICP, although for other performance awards the Committee may specify any other criteria. The business criteria specified in the 1998 ICP are: (1) earnings per share; (2) revenues; increase in revenues; the excess of all or a portion of revenues over operating expenses (which may exclude expenses determined by the Committee at the time performance goals are established); (3) cash flow; (4) cash flow return on investment; (5) return on net assets, return on assets, return on investment, return on capital, return on equity; (6) economic value added; (7) operating margin; (8) net income; pretax earnings; pretax earnings before interest, depreciation, amortization and/or incentive compensation; pretax operating earnings; operating earnings (with or without investment gains or losses); (9) total shareholder return; (10) reduction in costs; (11) increase in the fair market value of Common Stock; and (12) any of the above goals as compared to the performance of a published or special index selected by the Committee, which may, but need not, select the Standard & Poor's 500 Stock Index or a group of comparator companies.

        In granting annual incentive or performance awards, the Committee may establish unfunded award "pools," the amounts of which will be based upon the achievement of a performance goal or goals using one or more of the business criteria described in the preceding paragraph. During the first 90 days of a fiscal year or performance period, the Committee will determine who will potentially receive annual incentive or performance awards for that fiscal year or performance period, either out of the pool or otherwise. After the end of each fiscal year or performance period, the Committee will determine the amount, if any, of the pool, the maximum amount of potential annual incentive or performance awards payable to each participant in the pool, and the amount of any potential annual incentive or performance award otherwise payable to a participant. The Committee may, in its discretion, determine that the amount payable as a final annual incentive or performance award will be increased or reduced from the amount of any potential Award, but may not exercise discretion to increase any such amount intended to qualify under Code Section 162(m).

        Subject to the requirements of the 1998 ICP, the Committee will determine other performance award and annual incentive award terms, including the required levels of performance with respect to the business criteria, the corresponding amounts payable upon achievement of such levels of performance, termination and forfeiture provisions, and the form of settlement.

Non-Employee Director Options

        Unless otherwise determined by the Board, each non-employee director will be granted an option to purchase 4,500 shares of Common Stock upon approval of the 1998 ICP by shareholders (or if later, his or her initial election to the Board) and at each annual meeting of shareholders occurring three months or more thereafter at which he or she qualifies as a non-employee director. Unless otherwise determined by the Board, such options will have an exercise price equal to 100% of the fair market value per share on the date of grant and will become exercisable in three equal installments after each of the first, second and third anniversaries of the date of grant based on continued service as a director.

Other Terms of Awards

        Awards may be settled in the form of cash, Common Stock, other Awards, or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains, and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee is authorized to place cash, shares, or other property in trusts or make other arrangements to provide for payment of the Corporation's obligations under the 1998 ICP. The Committee may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any shares or other property to be distributed will be withheld (or previously acquired shares or other property surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 1998 ICP generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant's death, except that the Committee may, in its discretion, permit transfers for estate planning or other purposes.

        Awards under the 1998 ICP are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant Awards in exchange for other Awards under the 1998 ICP, awards under other plans of the Corporation, or other rights to payment from the Corporation, and may grant Awards in addition to and in tandem with such other Awards, awards, or rights as well.

Acceleration of Vesting

        The Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions, or the expiration of deferral or vesting periods of any Award, and such accelerated exercisability, lapse, expiration and vesting shall occur automatically in the case of a "change in control" of the Corporation except to the extent otherwise determined by the Committee at the date of grant or thereafter. In addition, the Committee may provide that the performance goals relating to any performance-based award will be deemed to have been met upon the occurrence of any change in control. Upon the occurrence of a change in control, except to the extent otherwise determined by the Committee at the date of grant or thereafter, options may at the election of the participant be cashed out based on a defined "change in control price," which will be the higher of (i) the cash and fair market value of property that is the highest price per share of Common Stock paid (including extraordinary dividends) in any change in control transaction or in any liquidation of shares of Common Stock following a sale of substantially all of the assets of the Corporation, or (ii) the highest fair market value per share of Common Stock (generally based on market prices) at any time during the 60 days before and 60 days after a change in control. "Change in control" is defined in the 1998 ICP to include a variety of events, including significant changes in the stock ownership of the Corporation or a significant subsidiary, changes in the Corporation's board of directors, certain mergers and consolidations of the Corporation or a significant subsidiary, and the sale or disposition of all or substantially all the consolidated assets of the Corporation.

Amendment and Termination of the 1998 ICP

        The Board of Directors may amend, alter, suspend, discontinue, or terminate the 1998 ICP or the Committee's authority to grant Awards without further shareholder approval, except shareholder approval must be obtained for any amendment or alteration if required by law or regulation or under the rules of any stock exchange or automated quotation system on which the shares are then listed or quoted. Shareholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although the Board may, in its discretion, seek shareholder approval in any circumstance in which it deems such approval advisable. Thus, shareholder approval will not necessarily be required for amendments that might increase the cost of the 1998 ICP or broaden eligibility. Unless earlier terminated by the Board, the 1998 ICP will terminate at such time as no shares remain available for issuance under the 1998 ICP and the Corporation has no further rights or obligations with respect to outstanding Awards under the 1998 ICP.

Federal Income Tax Implications of the 1998 ICP

        The following is a brief description of the federal income tax consequences generally arising with respect to Awards under the 1998 ICP.

        The grant of an option or SAR will create no tax consequences for the participant or the Corporation. A participant will not recognize taxable income upon exercising an ISO (except that the alternative minimum tax may apply). Upon exercising an option other than an ISO, the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and nonforfeitable shares acquired on the date of exercise. Upon exercising an SAR, the participant must generally recognize ordinary income equal to the cash or the fair market value of the freely transferable and nonforfeitable shares received.

        Upon a disposition of shares acquired upon exercise of an ISO before the end of the applicable ISO holding periods, the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise of the ISO minus the exercise price, or (ii) the amount realized upon the disposition of the ISO shares minus the exercise price. Otherwise, a participant's disposition of shares acquired upon the exercise of an option (including an ISO for which the ISO holding periods are met) or SAR generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares (the tax basis generally being the exercise price plus any amount previously recognized as ordinary income in connection with the exercise of the option or SAR).

        The Corporation generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an option or SAR. The Corporation generally is not entitled to a tax deduction relating to amounts that represent a capital gain to a participant. Accordingly, the Corporation will not be entitled to any tax deduction with respect to an ISO if the participant holds the shares for the ISO holding periods prior to disposition of the shares.

        With respect to Awards granted under the 1998 ICP that result in the payment or issuance of cash or shares or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of shares or other property received. Thus, deferral of the time of payment or issuance will generally result in the deferral of the time the participant will be liable for income taxes with respect to such payment or issuance. The Corporation generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant.

        With respect to Awards involving the issuance of shares or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property becomes transferable or is not subject to a substantial risk of forfeiture, whichever occurs earlier. A participant may elect to be taxed at the time of receipt of shares or other property rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the participant subsequently forfeits such shares or property, the participant would not be entitled to any tax deduction, including as a capital loss, for the value of the shares or property on which he previously paid tax. The participant must file such election with the Internal Revenue Service within 30 days of the receipt of the shares or other property. The Corporation generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant.

        Awards that are granted, accelerated or enhanced upon the occurrence of a change in control may give rise, in whole or in part, to "excess parachute payments" within the meaning of Code Section 280G and, to such extent, will be non-deductible by the Corporation and subject to a 20% excise tax by the participant.

        The Board of Directors recommends a vote FOR approval of the 1998 Incentive Compensation Plan.

                                ADDITIONAL INFORMATION

        The Board of Directors does not intend to present to the meeting any matters not referred to in the form of Proxy. If any proposal not set forth in the Proxy Statement would be presented for action at the meeting, it is intended that the shares represented by proxies will vote with respect to such matters in accordance with the judgment of the persons voting them.

        The Company's independent auditors for the fiscal year ended December 31, 1997 were Ernst & Young LLP. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

        Stockholder proposals with respect to the Company's next Annual Meeting of Stockholders must be received by the Company no later than February 1, 1999 to be considered for inclusion in the Company's next Proxy Statement.

        The cost of soliciting proxies in the accompanying form has been or will be paid by the Company. In addition to solicitation by mail, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to their principals, and the Company may reimburse them for their expenses in so doing. To the extent necessary in order to assure sufficient representation, officers and regular employees of the Company may engage (without additional compensation) in the solicitation of proxies personally, by telephone or telegram.

        A copy of the Annual Report has been mailed to every stockholder as of the Record Date. The Annual Report is not to be considered proxy soliciting material.


                                             By Order of the Board of Directors


                                                    JOAN M. FERRARONE
                                                    Secretary
Dated:  April 27, 1998
        Rye Brook, New York

                                       EXHIBIT A

                          UNIVERSAL AMERICAN FINANCIAL CORP.
                           1998 INCENTIVE COMPENSATION PLAN
-------------------------------------------------------------------------------

        1. Purpose. The purpose of this 1998 Incentive Compensation Plan (the "Plan") is to assist Universal American Financial Corp. (the "Company") and its subsidiaries in attracting, retaining, motivating, and rewarding high-quality executives, employees, and other persons who provide services to the Company and/or its subsidiaries, enabling such persons to acquire or increase a proprietary interest in the Company and/or its subsidiaries in order to strengthen the mutuality of interests between such persons and shareholders of the Company and/or its subsidiaries, and providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of shareholder value. The Plan is also intended to qualify certain compensation awarded under the Plan for tax deductibility under Code Section 162(m) to the extent deemed appropriate by the Committee (or any successor committee) of the Board of Directors of the Company. Adoption of the Plan and the grant of Awards in accordance with the terms of the Plan has been determined by the Board of Directors of the Company to be in the best interests of the Company and its shareholders.

        2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof:

               (a) "Annual Incentive Award" means an Award granted to a Participant which is conditioned upon satisfaction, during a period not in excess of one year, of performance criteria established by the Committee.

               (b) "Award" means any Option, SAR (including Limited SAR), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any other right or interest granted to a Participant under the Plan.

               (c) "Beneficiary" means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under Section 11(b) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the Participant's estate.

               (d) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

               (e) "Board" means the Company's Board of Directors.

               (f) "Change in Control" means Change in Control as defined with related terms in Section 10 of the Plan.

               (g) "Change in Control Price" means the amount calculated in accordance with Section 10(c) of the Plan.

               (h) "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

               (i) "Committee" means a committee of two or more directors designated by the Board to administer the Plan; provided, however, that, unless otherwise determined by the Board, the Committee shall consist solely of two or more directors, each of whom shall be (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, unless administration of the Plan by "non-employee directors" is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) an "outside director" as defined under Code Section 162(m), unless administration of the Plan by "outside directors" is not then required in order to qualify for tax deductibility under Code Section 162(m).

               (j) "Covered Employee" means an Eligible Person who is a Covered Employee as specified in Section 8(e) of the Plan.

               (k) "Deferred Stock" means a right, granted to a Participant under Section 6(e) hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.

               (l) "Dividend Equivalent" means a right, granted to a Participant under Section 6(g), to receive cash, Stock, or other Awards equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

               (m) "Effective Date" means June 1, 1998.

               (n) "Eligible Person" means each Executive Officer or director of the Company, other officers and employees of the Company or of any of its subsidiaries, and other persons who provide services to the Company or any of its subsidiaries. An employee on leave of absence may be considered as still in the employ of the Company or a subsidiary for purposes of eligibility for participation in the Plan. In addition, a person who has been offered employment by the Company or any of its subsidiaries or agreed to become a director of the Company is eligible to be granted an Award under the Plan; provided, however, that such Award shall be canceled if such person fails to commence such employment or service as a director, and no payment of value may be made in connection with such Award until such person has commenced such employment or service.

               (o) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

               (p) "Executive Officer" means an executive officer of the Company as defined under the Exchange Act.

               (q) "Fair Market Value" means the fair market value of Stock, Awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock shall be equal to the closing price per share reported on a consolidated basis on the principal stock exchange upon which the Stock is traded on the date on which the value is to be determined (or the last immediately preceding date on which the Stock was traded).

               (r) "Incentive Stock Option" or "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Code Section 422 or any successor provision thereto.

               (s) "Limited SAR" means a right  granted to a  Participant  under
        Section 6(c) hereof.

               (t) "Non-Employee Director" means a director of the Company who is not, at the time an Option is to be granted under Section 9(a) or
        (b), an officer or employee of the Company or any of its subsidiaries.

               (u) "Non-Employee Director Initial Option" or "Annual Option" means an Option to purchase the number of shares of Stock specified in or under Section 9(a) or (b), subject to adjustment as provided in
        Section 11(c), granted to a Non-Employee Director.

               (v)  "Option"  means a  right,  granted  to a  Participant  under
        Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

               (w)  "Other  Stock-Based   Awards"  means  Awards  granted  to  a
        Participant under Section 6(i) hereof.

               (x) "Participant" means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

               (y) "Performance Award" means an Award granted to a Participant which is conditioned upon satisfaction, during a period in excess of one year but in no event more than ten years, of performance criteria established by the Committee.

               (z)  "Person"  shall have the  meaning  ascribed  to such term in
        Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 13(d) thereof.

               (aa)   "Preexisting  Plans" mean (i) the Universal  Holding
        Corp. 1983 Incentive Stock Option Plan, As Amended, (ii) the Universal American Financial Corp. Stock Option Plan For Directors, and
        (iii) the  Non-Qualified  Stock Option Plan for Agents and Others.

               (bb) "Qualified Member" means a member of the Committee who is a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) and an "outside director" within the meaning of Regulation 1.162-27 under Code
        Section 162(m).

               (cc) "Restricted Stock" means Stock granted to a Participant under Section 6(d) hereof that is subject to certain restrictions and to a risk of forfeiture.

               (dd) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

               (ee) "Stock" means the Company's Common Stock and such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 11(c) hereof.

               (ff) "Stock Appreciation Rights" or "SAR" means a right granted to a Participant under Section 6(c) hereof.

        3.     Administration.

               (a) Authority of the Committee. The Plan shall be administered by the Committee except to the extent the Board elects to administer the Plan, in which case references herein to the "Committee" shall be deemed to include references to the "Board". The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become

        Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan.

               (b) Manner of Exercise of Committee Authority. At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company, or relating to an Award intended by the Committee to qualify as "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder, may be taken either (i) by a subcommittee, designated by the Committee, composed solely of two or more Qualified Members, or (ii) by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action; provided, however, that, upon such abstention or recusal, the Committee remains composed solely of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of the Plan. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its affiliates, Participants, Beneficiaries, transferees under Section 11(b) hereof or other persons claiming rights from or through a Participant, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any affiliate, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as "performance-based compensation" under Code
        Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.

               (c) Limitation of Liability. The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any executive officer, other officer or employee of the Company or an affiliate, the Company's independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and any officer or employee of the Company or an affiliate acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and
        protected   by  the  Company   with   respect  to  any  such  action  or
        determination.

        4.     Stock Subject to Plan.

               (a) Overall Number of Shares Available for Delivery. Subject to adjustment as provided in Section 11(c) hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be (i) 1.5 million, plus (ii) 13% of the number of shares of Stock issued or delivered by the Company during the term of the Plan (excluding any issuance or delivery in connection with Awards, or any other compensation or benefit plan of the Company), plus
        (iii) the number of shares of Stock subject to awards under Preexisting Plans that become available in accordance with Section 4(c) hereof after the Effective Date; provided, however, that the total number of shares of Stock with respect to which ISOs may be granted shall not exceed 1.5 million. Any shares of Stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares.

               (b) Application of Limitation to Grants of Awards. No Award may be granted if the number of shares of Stock to be delivered in connection with such Award or, in the case of an Award relating to shares of Stock but settleable only in cash (such as cash-only SARs), the number of shares to which such Award relates, exceeds the number of shares of Stock remaining available under the Plan minus the number of shares of Stock issuable in settlement of or relating to then-outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

               (c) Availability of Shares Not Delivered under Awards. Shares of Stock subject to an Award or award under the Plan or any Preexisting Plan that is canceled, expired, forfeited, settled in cash or otherwise terminated without a delivery of shares to the Participant, including
        (i) the number of shares withheld in payment of any exercise or purchase price of an Award or award or taxes relating to Awards or awards, and
        (ii) the number of shares surrendered in payment of any exercise or purchase price of an Award or award or taxes relating to any Award or award, will again be available for Awards under the Plan, except that if any such shares could not again be available for Awards to a particular Participant under any applicable law or regulation, such shares shall be available exclusively for Awards to Participants who are not subject to such limitation.

        5. Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. In each fiscal year during any part of which the Plan is in effect, an Eligible Person may not be granted Awards relating to more than 1 million shares of Stock, subject to adjustment as provided in Section 11(c), under each of Sections 6(b), 6(c), 6(d), 6(e), 6(f), 6(g), 6(h), and 6(i). For purposes of applying the foregoing limitation to Sections 6(b) and 6(c), any Option or SAR that is canceled shall be treated as remaining outstanding, and any amendment to an Option or SAR that reduces the exercise or grant price (other than customary anti-dilution adjustments) shall be treated as the cancellation of the original Option or SAR and the issuance of a new Option or SAR. In addition, the maximum cash Award that may be earned under the Plan pursuant to Section 6(h) in respect of any fiscal year shall be $5 million, determined on an annualized basis in the case of a Performance Award.

        6.     Specific Terms of Awards.

               (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 11(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must by paid to satisfy the requirements of the New York Business Corporation Law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

               (b) Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

                      (i) Exercise Price.  The exercise price per share of Stock purchasable under an Option shall be determined by the Committee, provided that such exercise price shall be not less than the Fair

               Market Value of a share of Stock on the date of grant of such Option except as provided under Section 7(a) hereof.

                      (ii) Time and  Method of  Exercise.  The  Committee  shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Awards, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants.

                      (iii) ISOs.  The terms of any ISO  granted  under the Plan shall comply in all respects with the  provisions of Code Section
               422. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Code Section 422, unless the Participant has first requested the change that will result in such disqualification.

               (c) Stock Appreciation Rights. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

                      (i) Right to Payment. A SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise (or, in the case of a "Limited SAR," the Fair Market Value determined by reference to the Change in Control Price, as defined under Section 10(c) hereof) over (B) the grant price of the SAR as determined by the Committee, provided that such grant price shall not be less than the Fair Market Value of a share of Stock on the date of grant of such SAR except as provided under Section 7(a) hereof.

                      (ii) Other Terms.  The  Committee  shall  determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. SARs and Limited SARs may be either freestanding or in tandem with other Awards.

               (d) Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

                      (i)  Grant and  Restrictions.  Restricted  Stock  shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter.

               Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the restricted period applicable to the Restricted Stock, subject to Section 11(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

                      (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the issuing company; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

                      (iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the issuing company retain physical possession of the certificates, and that the Participant deliver a stock power to the issuing company, endorsed in blank, relating to the Restricted Stock.

                      (iv) Dividends and Splits.  As a condition to the grant of an Award of Restricted Stock, the Committee may require that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

               (e) Deferred Stock. The Committee is authorized to grant Deferred Stock to Participants, which are rights to receive Stock, cash, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:

                 (i) Award and Restrictions. Satisfaction of an Award of Deferred Stock shall occur upon expiration of the deferral period specified for such Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. Deferred Stock may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of shares of Stock covered by the Deferred Stock, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

                 (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the Deferred Stock), all Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Deferred Stock.

                 (iii)Dividend Equivalents. Unless otherwise determined by the Committee at date of grant, Dividend Equivalents on the specified number of shares of Stock covered by an Award of Deferred Stock shall be either (A) paid with respect to such Deferred Stock at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or
           (B) deferred with respect to such Deferred Stock and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect.

           (f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

           (g)  Dividend  Equivalents.  The  Committee  is  authorized  to grant
      Dividend Equivalents to a Participant, entitling the Participant to receive cash, Stock, or other Awards equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

           (h) Annual Incentive and Performance Awards. The Committee is authorized to make Annual Incentive Awards and Performance Awards payable in cash, Stock, or other Awards, on terms and conditions established by the Committee, subject to Section 8 in the event of Annual Incentive Awards or Performance Awards intended to qualify as "performance-based compensation" for purposes of Code Section 162(m).

           (i) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified affiliates. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other

      Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(i).

      7.    Certain Provisions Applicable to Awards.

            (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary, or any business entity to be acquired by the Company or any subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any subsidiary, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price "discounted" by the amount of the cash compensation surrendered).

           (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under Code Section 422).

           (c) Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Company or any subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, or other Awards, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon the occurrence of one or more specified events. Installment or deferred payments may be required by the Committee to the extent necessary to qualify payments for deductibility under Code Section 162(m), or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock. Any payments mandatorily deferred by the Committee to qualify such payments for deductibility under Code Section 162(m) shall include a reasonable rate of interest.

           (d) Exemptions from Section 16(b) Liability. It is the intent of the Company and its subsidiaries that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt under Rule 16b-3 (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

           (e) Loan Provisions. With the consent of the Committee, and subject at all times to, and only to the extent, if any, permitted under and in accordance with, laws and regulations and other binding obligations or provisions applicable to the Company and/or any subsidiary, the Company and/or any subsidiary may make, guarantee or arrange for a loan or loans to a Participant with respect to the exercise of any Option, purchase of Stock or other payment in connection with any Award, including the payment by a Participant of any or all federal, state or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven.

      8.   Performance and Annual Incentive Awards.

           (a) Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions; provided, however, that all Performance Awards and Annual Incentive Awards shall comply with the requirements of Sections 8(b) and 8(c) hereof unless the Committee specifically determines at the time of grant that such Award is not intended to qualify as "performance-based compensation" under Code
      Section 162(m).

           (b) Performance Awards Granted to Designated Covered Employees. Unless the Committee determines that a Performance Award is not intended to qualify as "performance-based compensation" for purposes of Code
      Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(b).

                 (i) Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this
           Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

                 (ii) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries or business units of the Company or any of its subsidiaries (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Performance Awards: (1) earnings per share; (2) revenues; increase in revenues; the excess of all or a portion of revenues over operating expenses (excluding expenses determined by the Committee at the time performance goals are established); (3) cash flow; (4) cash flow return on investment;
           (5) return on net assets, return on assets, return on investment, return on capital, return on equity; (6) economic value added; (7) operating margin; (8) net income; pretax earnings; pretax earnings before interest, depreciation, amortization and/or incentive compensation; pretax operating earnings; operating earnings (with or without investment gains or losses); (9) total shareholder return;
           (10) reduction in costs; (11) increase in the Fair Market Value of Stock; and (12) any of the above goals as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 500 Stock Index or a group of comparator companies. One or more of the foregoing business criteria shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under Section 8(c) hereof.

                 (iii)Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m).

                 (iv) Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company, any subsidiary and/or any business unit of the Company and/or any of its subsidiaries in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in
           Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria, provided that the amount of the Performance Award pool can be determined by an independent third party in possession of all the relevant facts.

                 (v) Settlement of Performance Awards; Other Terms. Settlement of such Performance Awards shall be in cash, Stock or other Awards, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 8(b). The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

           (c) Annual Incentive Awards Granted to Designated Covered Employees. Unless the Committee determines that an Annual Incentive Award is not intended to qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Annual Incentive Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(c).

                 (i) Annual Incentive Award Pool. The Committee may establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company, any subsidiary and/or any business unit of the Company and/or any of its subsidiaries in connection with Annual Incentive Awards. The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any of such business criteria a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria, provided that the amount of the Annual Incentive Award pool can be determined by an independent third party in possession of all the relevant facts.

                 (ii) Potential Annual Incentive Awards. Not later than the end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be "performance-based compensation" under Code Section 162(m), the Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under Section 8(c)(i) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under Code Section 162(m), the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee.

                 (iii)Payout of Annual Incentive Awards. After the end of each fiscal year, the Committee shall determine the amount, if any, of (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Participant in the Annual Incentive Award pool, or (B) the amount of potential Annual Incentive Award otherwise payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as a final Annual Incentive Award shall be increased or reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no final Award whatsoever, but may not exercise discretion to increase any such amount in the case of an Annual Incentive Award intended to qualify under Code Section 162(m). The Committee shall specify the circumstances in which an Annual
           Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a fiscal year or settlement of such Annual Incentive Award. Settlement of Annual Incentive Awards shall be in cash, Stock or other Awards, in the discretion of the Committee.

           (d) Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under
      Section 8(b), and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under Section 8(c), shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). No Performance Award or Annual Incentive Award intended to qualify under Code
      Section 162(m) shall be paid until the Committee has certified in writing that the applicable performance goals have been achieved. The Committee may not delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

           (e) Status of Section 8(b) and Section 8(c) Awards under Code Section 162(m). It is the intent of the Company and its subsidiaries that Performance Awards and Annual Incentive Awards under Sections 8(b) and 8(c) hereof granted to persons who are likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto) shall, if so designated by the Committee, constitute "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Sections 8(b), (c), (d) and (e), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean any Eligible Person who receives a Performance Award or an Annual Incentive

      Award unless the Committee determines, at the time of grant, that such Award is not intended to qualify as "performance-based compensation" for purposes of Code Section 162(m). If any provision of the Plan as in effect on the date of adoption or any agreements relating to Performance Awards or Annual Incentive Awards that are designated as intended to comply with Code Section 162(m) does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

      9.   Options Granted Automatically to Non-Employee Directors.

           (a) Initial Option Grants. A Non-Employee Director Initial Option will be automatically granted (i) upon approval of the Plan by the Company's shareholders to each Non-Employee Director at that date and
      (ii), after approval of the Plan by the Company's shareholders, at the effective date of any other director's initial election to the Board if he or she qualifies as a Non-Employee Director at that date.

           (b) Annual Option Grants. A Non-Employee Director Annual Option will be automatically granted, at the close of business on the date of final adjournment of each annual meeting of the Company's shareholders, to each member of the Board who then qualifies as a Non-Employee Director. The foregoing notwithstanding, any person who has been automatically granted a Non-Employee Director Initial Option under Section 9(a) shall not be automatically granted a Non-Employee Director Annual Option at the first annual meeting of shareholders following such grant of the Initial Option if such annual meeting takes place within three months after the effective date of such grant of the Initial Option.

           (c) Number of Shares Subject to Automatic Option Grants. Unless otherwise determined by the Board in a resolution adopted on or prior to the date of the annual meeting of the Company's shareholders that coincides with or most recently precedes the date of grant of an Option to a Non-Employee Director, the number of shares of Stock to be subject to each Initial Option shall be 4,500, and the number of shares of Stock to be subject to each Annual Option shall be 4,500, in each case subject to adjustment as provided in Section 11(c).

           (d) Other Non-Employee Director Initial and Annual Option Terms. Unless otherwise determined by the Board, other terms of Initial and Annual Options shall be as follows:

                 (i) The exercise price per share of Stock purchasable upon exercise of a Non-Employee Director Initial or Annual Option will be equal to 100% of the Fair Market Value of a share of Stock on the date of grant of the Option.

                 (ii) A Non-Employee Director Initial or Annual Option will expire at the earlier of (A) 10 years after the date of grant or (B) three months after the date the Participant ceases to serve as a director of the Company for any reason.

                 (iii)Each Non-Employee Director Initial or Annual Option will become exercisable in three equal installments after each of the first, second and third anniversaries of the date of grant.

           (e) Method of Exercise. A Participant may exercise a Non-Employee Director Initial or Annual Option, in whole or in part, at such time as it is exercisable and prior to its expiration, by giving written notice of exercise to the Secretary of the Company, specifying the Option to be exercised and the number of shares to be purchased, and paying in full the exercise price in cash (including by check) or by surrender of shares of

      Stock already owned by the Participant (except for shares acquired from the Company by exercise of an option less than six months before the date of surrender) having a Fair Market Value at the time of exercise equal to the exercise price, or by a combination of cash and shares.

           (f) Availability of Shares. If an automatic grant of Options authorized under Section 9(a) or (b) cannot be made in full due to the limitation set forth in Section 4(a), such grant shall be made (together with other automatic grants to occur at the same time) to the greatest extent then permitted under Section 4(a).

      10.  Change in Control.

           (a) Effect of "Change in Control." In the event of a "Change in Control," the following provisions shall apply unless otherwise provided in the Award agreement:

                 (i) Any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control;

                 (ii) Any optionee who holds an Option shall be entitled to elect, during the 60-day period immediately following a Change in Control, in lieu of acquiring the shares of Stock covered by such Option, to receive, and the Company shall be obligated to pay as soon as practicable (including initially determinable payments and thereafter any supplemental payments then due), in cash the excess of the Change in Control Price over the exercise price of such Option, multiplied by the number of shares of Stock covered by such Option;

                 (iii)The restrictions, deferral of settlement, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in
           Section 11(a) hereof; and

                 (iv) With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, such performance goals and other conditions will be deemed to be met if and to the extent so provided by the Committee in the Award agreement relating to such Award.

           (b) Definition of "Change in Control." A "Change in Control" shall be deemed to have occurred if:

                 (i) any Person (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company immediately prior to the occurrence with respect to which the evaluation is being made in substantially the same proportions as their ownership of the common stock of the Company immediately prior to the occurrence with respect to which the evaluation is being made) becomes the Beneficial Owner (except that a Person shall be deemed to be the Beneficial Owner of all shares that any such Person has the right to acquire pursuant to any agreement or arrangement or upon exercise of conversion rights, warrants or options or otherwise, without regard to the sixty day period referred to in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company or any Significant Subsidiary (as defined below), representing 30% or more of the combined voting power of the Company's or such subsidiary's then outstanding securities;

                 (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii), or (iv) of this paragraph) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved but excluding for this purpose any such new director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or Person other than the Board (the "Continuing Directors"), cease for any reason to constitute at least a majority of the Board;

                 (iii)the consummation of a merger or consolidation of the Company or any subsidiary owning directly or indirectly all or substantially all of the consolidated assets of the Company (a "Significant Subsidiary") with any other entity, other than a merger or consolidation which would result in the voting securities of the Company or a Significant Subsidiary outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or resulting entity) more than 50% of the combined voting power of the surviving or resulting entity outstanding immediately after such merger or consolidation;

                 (iv) the stockholders of the Company approve a plan or agreement for the sale or disposition of all or substantially all of the consolidated assets of the Company (other than such a sale or disposition immediately after which such assets will be owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company immediately prior to such sale or disposition) in which case the Board shall determine the effective date of the Change in Control resulting therefrom; or

                 (v) any other event occurs which the Board determines, in its discretion, would materially alter the structure of the Company or its ownership.

           (c) Definition of "Change in Control Price." The "Change in Control Price" means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any transaction triggering the Change in Control or any liquidation of shares following a sale of substantially all assets of the Company, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and 60-day period following the Change in Control.

      11.  General Provisions.

           (a) Compliance with Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other securities of the Company are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

           (b) Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

           (c) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock such that an adjustment is determined by the Committee to be appropriate under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (ii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5 hereof, (iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards and
      (iv) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals, and Annual Incentive Awards and any Annual Incentive Award pool or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any subsidiary or any business unit, or the financial statements of the Company or any subsidiary or business unit, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, SARs, Performance Awards granted under Section 8(b) hereof or Annual Incentive Awards granted under Section 8(c) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder.

           (d) Taxes. The Company and/or any subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and/or any subsidiary and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

           (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company's shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under such Award. Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting.

           (f) Limitation on Rights Conferred under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a subsidiary,
      (ii) interfering in any way with the right of the Company or a subsidiary to terminate any Eligible Person's or Participant's employment or service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

           (g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

           (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).

           (i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

           (j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with the New York Business Corporation Law, without giving effect to principles of conflicts of laws, and applicable federal law.

           (k) Awards under Preexisting Plans. Upon approval of the Plan by the Company's shareholders, no further awards shall be granted under the Preexisting Plans.

           (l) Plan Effective Date and Shareholder Approval. The Plan has been adopted by the Board, effective June 1, 1998, subject to approval by the shareholders of the Company.